Exhibit 99.2

ANNUAL SUPPLEMENTAL DATA

As of December 31, 2024

Statements in this annual supplemental data that are not strictly historical are “forward-looking” statements. These statements generally are characterized by the use of terms such as "believe," "expect," "intend," "may," "estimated," or other similar words or expressions. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, including inflation, local real estate conditions, changes in interest rates, increases in operating costs, the preferences and financial condition of the company's tenants, the availability of capital, risks related to the company's status as a real estate investment trust ("REIT") and the potential impacts of an epidemic or pandemic on the company's business operations, financial results and financial position and on the world economy. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (the “Commission”) filings, including, but not limited to, the company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Copies of each filing may be obtained from the company or the Commission. Such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. NNN REIT, Inc. undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

INCOME STATEMENT SUMMARY

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended			Year Ended
	December 31,			December 31,
	2024	2023		2024	2023
Revenues:
Rental income	$218,348	$215,178		$867,468	$826,090
Interest and other income from real estate transactions	134	1,053		1,798	2,021
	218,482	216,231		869,266	828,111
Operating expenses:
General and administrative	8,705	10,530		44,287	43,746
Real estate	11,142	8,237		32,317	28,378
Depreciation and amortization	63,194	60,079		249,681	238,625
Leasing transaction costs	24	76		99	299
Impairment losses – real estate, net of recoveries	3,724	2,315		6,632	5,990
Executive retirement costs	42	2,569		668	3,454
	86,831	83,806		333,684	320,492
Gain on disposition of real estate	12,083	7,263		42,290	47,485
Earnings from operations	143,734	139,688		577,872	555,104
Other expenses (revenues):
Interest and other income	(1,040)	(383)		(2,980)	(1,134)
Interest expense	46,880	43,389		184,017	163,898
	45,840	43,006		181,037	162,764
Net earnings	$97,894	$96,682		$396,835	$392,340

Weighted average shares outstanding:
Basic	186,449,345	181,425,202		183,688,562	181,200,040
Diluted	186,833,150	181,932,133		184,043,841	181,689,723

Net earnings per share:
Basic	$0.52	$0.53		$2.16	$2.16
Diluted	$0.52	$0.53	(1)	$2.15	$2.16	(1)

(1)

During the quarter ended December 31, 2023, one tenant was reclassified to accrual basis for accounting purposes due to their improved qualitative and quantitative credit factors, which resulted in an increase of accrued rent in the amount of $5,573. Excluding such, net earnings per common share would have been $0.50 and $2.13 for the quarter and year ended December 31, 2023, respectively.

FUNDS FROM OPERATIONS ("FFO")(1)

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended			Year Ended
	December 31,			December 31,
	2024	2023		2024	2023
Net earnings	$97,894	$96,682		$396,835	$392,340
Real estate depreciation and amortization	63,154	59,978		249,324	238,229
Gain on disposition of real estate	(12,083)	(7,263)		(42,290)	(47,485)
Impairment losses – depreciable real estate, net of recoveries	3,724	2,315		6,632	5,990
Total FFO adjustments	54,795	55,030		213,666	196,734
FFO	$152,689	$151,712		$610,501	$589,074

FFO per share:
Basic	$0.82	$0.84		$3.32	$3.25
Diluted	$0.82	$0.83	(2)	$3.32	$3.24	(2)

(1)

FFO is a non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2024 for the company's definition and explanation of how the company utilizes this metric.

(2)

During the quarter ended December 31, 2023, one tenant was reclassified to accrual basis for accounting purposes due to their improved qualitative and quantitative credit factors, which resulted in an increase of accrued rent in the amount of $5,573. Excluding such, FFO per common share would have been $0.80 and $3.21 for the quarter and year ended December 31, 2023, respectively.

CORE FUNDS FROM OPERATIONS ("Core FFO")(1)

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended			Year Ended
	December 31,			December 31,
	2024	2023		2024	2023
Net earnings	$97,894	$96,682		$396,835	$392,340
Total FFO adjustments	54,795	55,030		213,666	196,734
FFO	152,689	151,712		610,501	589,074

Executive retirement costs	42	2,569		668	3,454
Total Core FFO adjustments	42	2,569		668	3,454
Core FFO	$152,731	$154,281		$611,169	$592,528

Core FFO per share:
Basic	$0.82	$0.85		$3.33	$3.27
Diluted	$0.82	$0.85	(2)	$3.32	$3.26	(2)

(1)

Core FFO is a non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2024 for the company's definition and explanation of how the company utilizes this metric.

(2)

During the quarter ended December 31, 2023, one tenant was reclassified to accrual basis for accounting purposes due to their improved qualitative and quantitative credit factors, which resulted in an increase of accrued rent in the amount of $5,573. Excluding such, Core FFO would have been $0.82 and $3.23 for the quarter and year ended December 31, 2023, respectively.

ADJUSTED FUNDS FROM OPERATIONS ("AFFO")(1)

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net earnings	$97,894	$96,682	$396,835	$392,340
Total FFO adjustments	54,795	55,030	213,666	196,734
Total Core FFO adjustments	42	2,569	668	3,454
Core FFO	152,731	154,281	611,169	592,528

Straight-line accrued rent, net of reserves	(302)	(5,957)	(294)	(7,453)
Net capital lease rent adjustment	58	75	222	319
Below-market rent amortization	(144)	(82)	(495)	(431)
Stock based compensation expense	2,775	2,592	11,816	10,846
Capitalized interest expense	(1,061)	(1,912)	(5,805)	(4,286)
Total AFFO adjustments	1,326	(5,284)	5,444	(1,005)
AFFO	$154,057	$148,997	$616,613	$591,523

AFFO per share:
Basic	$0.83	$0.82	$3.36	$3.26
Diluted	$0.82	$0.82	$3.35	$3.26

(1)

AFFO is a non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2024 for the company's definition and explanation of how the company utilizes this metric.

OTHER INFORMATION

(dollars in thousands)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Rental income from operating leases(1)	$212,565	$209,037	$846,653	$805,136
Earned income from direct financing leases(1)	$115	$133	$468	$560
Percentage rent(1)	$189	$241	$1,536	$1,631

Real estate expenses reimbursed from tenants(1)	$5,479	$5,767	$18,811	$18,763
Real estate expenses	(11,142)	(8,237)	(32,317)	(28,378)
Real estate expenses, net of tenant reimbursements	$(5,663)	$(2,470)	$(13,506)	$(9,615)

Amortization of debt costs	$1,455	$1,295	$5,993	$4,943
Scheduled debt principal amortization (excluding maturities)	$—	$—	$—	$173	(2)
Non-real estate depreciation expense	$43	$105	$370	$409

(1)

For the quarters ended December 31, 2024 and 2023, the aggregate of such amounts is $218,348 and $215,178, respectively, and $867,468 and $826,090, for the year ended December 31, 2024 and 2023, respectively, and is classified as rental income on the income statement summary.

(2)	In April 2023, NNN repaid the remaining mortgages payable principal balance of $9,774.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE ("EBITDA")(1)

(dollars in thousands)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net earnings	$97,894	$96,682	$396,835	$392,340
Interest expense	46,880	43,389	184,017	163,898
Depreciation and amortization	63,194	60,079	249,681	238,625
Gain on disposition of real estate	(12,083)	(7,263)	(42,290)	(47,485)
Impairment losses – real estate, net of recoveries	3,724	2,315	6,632	5,990
EBITDA	$199,609	$195,202	$794,875	$753,368

(1)

EBITDA is non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2024 for the company's definition and explanation of how the company utilizes this metric.

BALANCE SHEET SUMMARY

(dollars in thousands)

(unaudited)

	December 31, 2024	December 31, 2023
Assets:
Real estate portfolio, net of accumulated depreciation and amortization	$8,746,168	$8,535,851
Cash and cash equivalents	8,731	1,189
Restricted cash and cash held in escrow	331	3,966
Receivables, net of allowance of $617 and $669, respectively	2,975	3,649
Accrued rental income, net of allowance of $4,156 and $4,168, respectively	34,005	34,611
Debt costs, net of accumulated amortization of $27,002 and $23,952, respectively	8,958	3,243
Other assets	71,560	79,459
Total assets	$8,872,728	$8,661,968

Liabilities:
Line of credit payable	$—	$132,000
Notes payable, net of unamortized discount and unamortized debt costs	4,373,803	4,228,544
Accrued interest payable	29,699	34,374
Other liabilities	106,951	109,593
Total liabilities	4,510,453	4,504,511

Total equity	4,362,275	4,157,457

Total liabilities and equity	$8,872,728	$8,661,968

Common shares outstanding	187,540,929	182,474,770

Gross leasable area, Property Portfolio (square feet)	36,557,000	35,966,000

DEBT SUMMARY

As of December 31, 2024

(dollars in thousands)

(unaudited)

Unsecured Debt	Principal	Principal, Net of Unamortized Discount	Stated Rate	Effective Rate	Maturity Date
Line of credit payable	$—	$—	SOFR + 87.5bps	—	April 2028

Unsecured notes payable:
2025	400,000	399,900	4.000%	4.029%	November 2025
2026	350,000	349,128	3.600%	3.733%	December 2026
2027	400,000	399,490	3.500%	3.548%	October 2027
2028	400,000	398,778	4.300%	4.388%	October 2028
2030	400,000	399,286	2.500%	2.536%	April 2030
2033	500,000	489,579	5.600%	5.905%	October 2033
2034	500,000	494,112	5.500%	5.662%	June 2034
2048	300,000	296,219	4.800%	4.890%	October 2048
2050	300,000	294,561	3.100%	3.205%	April 2050
2051	450,000	442,228	3.500%	3.602%	April 2051
2052	450,000	440,282	3.000%	3.118%	April 2052
Total	4,450,000	4,403,563

Total unsecured debt(1)	$4,450,000	$4,403,563

Debt costs		$(43,820)
Accumulated amortization		14,060
Debt costs, net of accumulated amortization		(29,760)
Notes payable, net of unamortized discount and unamortized debt costs		$4,373,803

(1) Unsecured debt has a weighted average interest rate of 4.1% and a weighted average maturity of 12.1 years.

Total Gross Book Assets ($10,804.3 Million)

Common Equity 59.5%
Unsecured Debt 40.5%

CREDIT METRICS (1)

Ratings: Moody's Baa1; S&P BBB+

	2020	2021	2022	2023	2024
Debt / Total assets (gross book)	34.4%	39.9%	40.4%	42.0%	40.5%
Debt + preferred / Total assets (gross book)	38.4%	39.9%	40.4%	42.0%	40.5%
Debt / EBITDA (last quarter annualized)	5.0	5.2	5.4	5.5	5.5
Debt + preferred / EBITDA (last quarter annualized)	5.6	5.2	5.4	5.5	5.5
EBITDA / Interest expense (cash)	4.6	4.7	4.7	4.5	4.2
EBITDA / Fixed charges (cash)	4.0	4.3	4.7	4.5	4.2

(1) Debt amounts used in calculations are net of cash balances.

CREDIT FACILITY AND NOTES COVENANTS

The following is a summary of key financial covenants for the company's unsecured credit facility and notes, as defined and calculated per the terms of the facility's credit agreement and the notes' governing documents, respectively, which are included in the company's filings with the Commission. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2024, the company believes it is in compliance with the covenants.

Key Covenants	Required	December 31, 2024
Unsecured Bank Credit Facility:
Maximum leverage ratio	< 0.60	0.37
Minimum fixed charge coverage ratio	> 1.50	4.28
Maximum secured indebtedness ratio	< 0.40	—
Unencumbered asset value ratio	> 1.67	2.70
Unencumbered interest ratio	> 1.75	4.23
Unsecured Notes:
Limitation on incurrence of total debt	≤ 60%	40.0%
Limitation on incurrence of secured debt	≤ 40%	—
Debt service coverage ratio	≥ 1.50	4.2
Maintenance of total unencumbered assets	≥ 150%	250%

LONG-TERM DIVIDEND HISTORY

35 Consecutive Years of Dividend Increases
(Third longest of all publicly traded REITs)

Dividends Paid Per Share
$2.30
$2.25
$2.20
$2.15
$2.10
$2.05
$2.00
$1.95
$1.90
$1.85
$1.80
$1.75
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

PROPERTY ACQUISITIONS

(dollars in thousands)

	Year Ended December 31,
	2024	2023
Total dollars invested(1)	$565,416	$819,710
Number of Properties	75	165
Gross leasable area (square feet)(2)	1,486,000	1,281,000
Cap rate (3)	7.7%	7.3%
Weighted average lease term	18.5	18.8

(1)	Includes dollars invested in projects under construction or tenant improvements for each respective year.
(2)	Includes additional square footage from completed construction on existing Properties.
(3)	The cap rate is a weighted average, calculated as the initial cash annual base rent divided by the total purchase price of the Properties.

PROPERTY DISPOSITIONS

(dollars in thousands)

	Year Ended December 31,
	2024			2023
	Occupied	Vacant	Total	Occupied	Vacant	Total
Number of properties	27	14	41	24	21	45
Gross leasable area (square feet)	640,000	209,000	849,000	177,000	116,000	293,000
Acquisition costs	$117,556	$30,276	$147,832	$69,790	$25,036	$94,826
Net book value	$84,212	$22,294	$106,506	$55,098	$13,133	$68,231
Net sale proceeds	$115,923	$32,735	$148,658	$97,822	$17,894	$115,716
Cap rate(1)	7.3%	—	7.3%	5.9%	—	5.9%

(1)	The cap rate is a weighted average, calculated as the cash annual base rent divided by the total gross proceeds received for the properties.

LEASE EXPIRATIONS(1)

	% of Total(2)	# of Properties	Gross Leasable Area (3)		% of Total(2)	# of Properties	Gross Leasable Area (3)
2025	3.2%	132	874,000	2031	7.0%	184	2,655,000
2026	4.2%	204	1,981,000	2032	5.1%	183	1,804,000
2027	7.6%	231	3,401,000	2033	4.6%	134	1,398,000
2028	5.8%	255	2,306,000	2034	5.8%	182	2,398,000
2029	4.6%	143	2,083,000	Thereafter	47.7%	1,711	14,840,000
2030	4.4%	154	2,086,000

(1)	As of December 31, 2024, the weighted average remaining lease term is 9.9 years.
(2)	Based on the annual base rent of $860,562,000, which is the annualized base rent for all leases in place as of December 31, 2024.
(3)	Square feet.

- Lease Expirations as a Percentage of Annualized Base Rent -
Percentage of Annualized Base Rent
60%
50%
40%
30%
20%
10%
0%
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
Thereafter
Lease Expirations

TOP 20 LINES OF TRADE

		As of December 31, 2024		As of December 31, 2023
	Lines of Trade	% of Total(1)	# of Properties	% of Total(2)	# of Properties
1.	Convenience stores	17.0%	678	16.4%	661
2.	Automotive service	16.9%	641	15.6%	629
3.	Restaurants – limited service	8.4%	618	8.5%	610
4.	Restaurants – full service	7.8%	399	8.7%	417
5.	Family entertainment centers	7.2%	98	6.4%	94
6.	Recreational vehicle dealers, parts and accessories	5.1%	70	4.6%	62
7.	Theaters	4.0%	33	4.1%	33
8.	Health and fitness	3.9%	31	4.5%	33
9.	Equipment rental	3.2%	105	3.0%	99
10.	Wholesale clubs	2.4%	13	2.5%	13
11.	Automotive parts	2.4%	139	2.5%	144
12.	Drug stores	2.2%	61	2.4%	66
13.	Home improvement	2.1%	48	2.2%	50
14.	Medical service providers	1.7%	82	1.7%	79
15.	General merchandise	1.4%	71	1.4%	72
16.	Furniture	1.3%	45	2.0%	75
17.	Pet supplies and services	1.3%	52	1.1%	51
18.	Consumer electronics	1.3%	16	1.4%	17
19.	Travel plazas	1.2%	24	1.3%	24
20.	Home furnishings	1.1%	12	1.3%	13
	Other	8.1%	332	8.4%	290
	Total	100.0%	3,568	100.0%	3,532

As a percentage of annual base rent, which is the annualized base rent for all leases in place.
(1)	$860,562,000 as of December 31, 2024.
(2)	$818,749,000 as of December 31, 2023.

TOP 10 STATES

	State	% of Total(1)		State	% of Total(1)
1.	Texas	18.8%	6.	Tennessee	3.8%
2.	Florida	8.7%	7.	North Carolina	3.7%
3.	Illinois	5.1%	8.	Indiana	3.6%
4.	Georgia	4.5%	9.	Arizona	3.2%
5.	Ohio	4.2%	10.	Virginia	3.2%

As a percentage of annual base rent, which is the annualized base rent for all leases in place.
(1)	$860,562,000 as of December 31, 2024.

PORTFOLIO BY REGION

As a percentage of annual base rent - December 31, 2024

South
24.7%
Northeast
14.2%
Rocky Mountain
7.1%
West
4.6%
Southeast
25.5%
Midwest
23.9%

Based on the annual base rent of $860,562,000, which is the annualized base rent for all leases in place as of December 31, 2024.

TOP TENANTS

Creditworthy Retailers

▪
14.4% of annual base rent is from tenants with investment grade rated debt
▪
72.2% of annual base rent is from tenants that are publicly traded and/or have rated debt
▪
Top 20 tenants (48.0% of annual base rent) operate an average of 1,533 stores each

Top 20 Tenants

	Tenant	# of Properties	% of Total(1)
1.	7-Eleven	146	4.5%
2.	Mister Car Wash	121	4.1%
3.	Dave & Buster's	34	3.8%
4.	Camping World	48	3.8%
5.	GPM Investments (convenience stores)	148	2.8%
6.	Flynn Restaurant Group (Taco Bell/Arby's)	204	2.7%
7.	AMC Theatres	20	2.6%
8.	LA Fitness	26	2.5%
9.	BJ's Wholesale Club	13	2.4%
10.	Mavis Tire Express Services	140	2.2%
11.	Couche Tard (Pantry)	91	2.2%
12.	Kent Distributors (convenience stores)	38	2.1%
13.	Chuck E. Cheese	53	1.8%
14.	Walgreens	49	1.8%
15.	Sunoco	53	1.8%
16.	Casey's General Stores (convenience stores)	62	1.7%
17.	United Rentals	49	1.6%
18.	Tidal Wave Auto Spa	35	1.3%
19.	Super Star Car Wash	33	1.3%
20.	Lifetime Fitness	3	1.3%

(1)	Based on the annual base rent of $860,562,000, which is the annualized base rent for all leases in place as of December 31, 2024.

SAME STORE RENTAL INCOME

(dollars in thousands)

Properties (Cash Basis) (1)
Number of properties	3,327
Year ended December 31, 2024 (2)	$758,489
Year ended December 31, 2023 (2)	$759,119
Change (in dollars)	$(630)
Change (percent) (3)	(0.1)%

(1)	Includes all properties owned for current and prior year period excluding any properties under development or re-development.
(2)	Excludes any rent deferral payments from the COVID-19 rent deferral lease amendments.
(3)	Excluding impact of Frisch's Restaurants and Badcock Furniture bankruptcy, change would have been 0.8%

LEASING DATA

(dollars in thousands)

Year Ended December 31, 2024	Renewals With Same Tenant(1)	Vacancy Re-Lease To New Tenant	Releasing Totals
Number of leases	94	57	151
New cash rents	$25,400	$8,216	$33,616
Prior cash rents	$25,924	$11,868	$37,792	(2)
Recovery rate	98.0%	69.2%	89.0%
Tenant improvements	$2,900	$5,897	$8,797

(1)	Long-term renewal rate for the period of 2010 through 2024 was 83.2%.
(2)	Represents 4.4% of total annualized base rent as of December 31, 2024.

OTHER PROPERTY PORTFOLIO DATA

As of December 31, 2024

Tenant Financials

	# of Properties	% of Annual Base Rent (1)
Property level financial information	2,982	82%
Tenant corporate financials	2,773	79%

Rent Increases	% of Annual Base Rent (1)
	Annual	Five Year	Other	Total
CPI	37%	44%	1%	82%
Fixed	2%	11%	1%	14%
No increases	—	—	4%	4%
	39%	55%	6%	100%

Lease Structure - as a percentage of the company's annual base rent(1)

•
92.9% is from triple net leases
•
95.4% is from triple net leases or double net leases (with roof warranty)
•
30.8% is from master leases
•
98.1% is from leases containing future lease renewal options
•
0.5% is from leases containing purchase options

(1)	Based on the annual base rent of $860,562,000, which is the annualized base rent for all leases in place as of December 31, 2024.

EARNINGS GUIDANCE

Guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in this press release and the company's reports filed with the Commission.

2025 Guidance
Net earnings per share excluding any gains on disposition of real estate, impairment charges, and executive retirement costs	$1.97 - $2.02 per share
Real estate depreciation and amortization per share	$1.36 per share
Core FFO per share	$3.33 - $3.38 per share
AFFO per share	$3.39 - $3.44 per share
General and administrative expenses	$47 - $48 Million
Real estate expenses, net of tenant reimbursements	$15 - $16 Million
Acquisition volume	$500 - $600 Million
Disposition volume	$80 - $120 Million